Q2 2025 Investor Presentation Exhibit 99 This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as August 5, 2025. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. Safe Harbor Statement and Disclosure 2 Q2 2025 Quarterly Overview 4 One company with two businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) Enable lift truck versatility for handling unique and fragile loads. Provide essential transport solutions for warehouse and industrial applications. LIFT TRUCKS – Core Business1 BOLZONI – Attachment Business2 FOR EACH BUSINESS Board of Directors ● CEO ● P&L and balance sheet ● Tailored incentive plans

5 Hyster-Yale at a Glance – Q2 2025 $957M CONSOLIDATED SEGMENTS $M LIFT TRUCK(1) BOLZONI(1) Operating Profit (Loss) $(11) $2 Adjusted Operating Profit (Loss)(2) $5 $2 _____________________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted Operating Profit and Adjusted Net (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 60. $9M $7M $14M $2M REVENUES OPERATING LOSS ADJUSTED OPERATING PROFIT (2) NET LOSS ADJUSTED NET LOSS (2) Key Takeaways – Q2 2025 6 2025 FINANCIAL OUTLOOK LIQUIDITY $300M CREDIT FACILITY EXTENDED TO 2030 Reduced borrowing rates; improved covenant flexibility 21% WORKING CAPITAL PERCENTAGE OF SALES decreased 100 Bps* vs. Q1 ’25 from lower revenues BOOKING DECLINE $330M UNIT BOOKINGS VALUE -44% vs. Q1 ‘25 $1.7B UNIT VALUE BACKLOG ~4-5 months production foundation RESULTS IN LINE WITH COMPANY EXPECTATIONS $957M REVENUE -18% vs. prior year $7M ADJUSTED OPERATING PROFIT(1) down from strong results in Q2 2024 *Bps: Basis points _____________________ (1) Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 60. Full year 2025 projected to be below robust 2024 results Higher tariffs creating cost and market demand uncertainty Working capital improvement from inventory efficiency expected HY CONSOLIDATED LIFT TRUCK(1) BOLZONI(1) ($M) Q2 2025 Q2 2024 VARIANCE Q2 2025 Q2 2025 Revenues $957 $1,168 $(212) $904 $91 Adjusted Operating Profit (Loss)(2) $7 $96 $(89) $5 $2 Adjusted Net Income (Loss)(2) $(2) $63 $(65) — — Adjusted EBITDA(2) $21 $110 $(89) $16 $6 Results for Q2 2025 vs. Prior Year 7 _____________________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted Operating Profit (Loss), Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 60. LIFT TRUCK • Revenue: $904M, 19% lower y/y ‒ Lower sales volumes across all product lines ‒ Weak industry booking rates since early 2024 • Adj. operating profit: $7M, significantly lower y/y ‒ Gross profit decline due to lower volume and related manufacturing cost absorption challenges ‒ Nuvera’s strategic realignment cost savings BOLZONI • Revenue: $91M, 12% lower y/y ‒ Continued phase-out of lower-margin legacy products • Adj. operating profit: $2M, 40% lower y/y ‒ Unfavorable product mix ‒ Increased SG&A from higher employee costs Quarterly Cash and Debt Positions 8 As of 6/30/25: • $300M revolving credit facility renewed ‒ Extended maturity to 2030 ‒ Reduced borrowing rates ‒ Improved covenant flexibility • $67M of Cash on hand • Unused Borrowing Capacity: $259M • Working Capital to Sales ratio: 21% ‒ Inventory improvement of $66M vs. Q2 ’24 and $28M vs. Q1 ’25 (ex. FX and tariffs) • Dividends paid: ‒ Q2 ’25 YTD: $13M ‒ FY 2024: $24M Q2 2025 CASH FLOW ACTIVITY 406 2.4 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 100 200 300 400 500 Q1'23 Q3'23 Q1'24 Q3'24 Q1'25 Net Debt Net Debt / Adjusted EBITDA NET DEBT / ADJUSTED EBITDA ($M) 0 50 100 150 200 250 300 350 2025 2026 2027 2028 2029 2030 US EMEA 15(1) 225 TLB(3) 300 ABL(2) 90 ABL & TLB MATURITIES ($M) _____________________ (1) Amortizing principal: ~$2.2M per year (2) ABL: Asset Backed Loan expires June 2030 (3) TLB: Term Loan, final payment due May 2028 No Near- Term Maturities

FY 2025 Outlook

Significant revenue and profit decline from robust prior year

LIFT TRUCK

Q3 2025
- Revenue and operating profit improvement vs. Q2 2025
  - Increased quarterly sales and production volumes

Full Year 2025
- Substantial operating profit decrease vs. robust 2024 results
  - Margins impacted by increased competitive dynamics
  - Higher costs to propel strategic initiatives

BOLZONI

Q3 2025
- Operating profit moderately higher than Q2 2025

Full Year 2025
- Lower revenue compared to 2024 reflecting weaker demand projections
- Operating profit slightly below 2024
  - Weaker demand partially offset by favorable product mix
  - Reduced operating cost improvements

HYSTER-YALE

Q3 2025
- Modest growth in both revenue and operating profit

Full Year 2025
- Significant decreases in revenues, production levels and profits vs. exceptionally strong 2024
- Strong cash flow from operations moderately below 2024 level
  - Working capital efficiencies, focused on inventory management
- Rationalization and focus of energy management solutions activities

HYSTER-YALE 9

Company Overview & Strategy



HYSTER-YALE

Hyster-Yale (NYSE: HY)

One company with two businesses, each offering a full line of products and services

1 | LIFT TRUCKS – Core Business

2 | BOLZONI – Attachment Business



CONSOLIDATED FINANCIALS

($M)	Q2 2025 LTM*
Revenues	$3,951
Adjusted Operating Profit(1)	$117
Adjusted Net Income(1)	$51

SALES BY SEGMENT


Q2 2025 LTM*
Americas 75.3%
EMEA 14.9%
JAPIC** 4.9%
Bolzoni 4.9%

*Q2 2025 LTM: Last Twelve Months as of 6/30/25
**JAPIC: Japan, Asia Pacific, India, China

(1) Adjusted operating profit (loss) and Adjusted net income (loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 60.

HYSTER-YALE 11

Vision

Transforming the way the world moves materials from Port to Home



LIFT TRUCKS | ATTACHMENTS

HYSTER · Yale · maximal · SUMITOMO NACCO FORKLIFT · NUVERA · BOLZONI · AURAMO · MEYER

Transformation focused on reducing the impact of material movement on people, the environment and the economy driven by the imagination and creativity of our team.

HYSTER-YALE 12

Mission: We make our customers two promises …

Providing optimal solutions and excellent customer care



OPTIMAL SOLUTIONS

- Understand customers' applications and needs for equipment/power options
- Provide optimal solutions
- Enhance customer productivity at lowest cost of ownership



CUSTOMER CARE

- Never let customers down
- Engagement and solutions through lifecycle
- Increase value in solutions offerings

ICARE Values Integrity • Commitment • Accountability • Respect • Excellence

13

Lift Trucks are Integral to Our Lives

Products are handled numerous times by a forklift before they reach the end customer


Cotton T-Shirt
Forklift Usage Estimates
Cotton
Textile
Product
Customer
Retail
Warehouse
Port
23
POTENTIAL FORKLIFT TOUCHES


Building Lumber
Forklift Usage Estimates
Timber
Logs
Building Site
Supply Store
Lumberyard
14
POTENTIAL FORKLIFT TOUCHES

14

Global Leader of Material Handling Solutions

Serving customers globally, regionally and locally using an industry- and customer-focused approach


HEADQUARTERS
LIFT TRUCK PRODUCTION
LIFT TRUCK DESIGN
BOLZONI PRODUCTION

8,300 GLOBAL EMPLOYEES

GLOBAL INDUSTRY COVERAGE

- Industry application focus
- Full-range of class 1 to 5 lift trucks
- Integrated technologies to reduce cost of ownership and enhance safety
- Full-range of attachments and power options, including batteries and fuel cells

REGIONAL OPERATIONS

- Focused design centers
- Regional production and parts centers

LOCAL SALES & SERVICE*

- HY and capable dual-brand dealers' business models aligned
- Entrepreneurial customer-focused dealers
  - ~3,500 sales professionals
  - ~10,300 technicians

*Detailed information on number of dealers available in appendix on page 71.

15

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

Technology Solving Challenges


H2

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation

ELECTRIFICATION
Batteries and fuel cells

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable products

*Automated Guided Vehicles

Lift trucks increasingly impact every aspect of our lives

16

100+ Years of Leading Innovations and Operational Excellence

Full Range of products, power options and solutions

CAPACITY RANGE: ~2,500 lbs to 100,000+ lbs

ELECTRIC			INTERNAL COMBUSTION (ICE)		CLASS 1	CLASS 5
CB*	WAREHOUSE		COUNTERBALANCED		BATTERY/FUEL CELL	ICE
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	BIG TRUCKS: 8 to 52 TON	



TECHNOLOGY SOLUTIONS	POWER OPTIONS	ATTACHMENTS
Automation • Operator Assist • Telematics	Electric • ICE • Hydrogen	Clamps • Rotators • Multipallets • Forks



*CB: Counterbalanced

17

Unique Business Model

Efficient capital deployment targeting high returns





INVESTMENT PRACTICES

Focus on investments that enhance core lift truck business and drives strong ROTCE*

CAPITAL EFFICIENT INVESTMENTS
- Modular, scalable product platforms
- Manufacturing footprint optimization
- "Center of Gravity" suppliers

OPTIMIZE CAPITAL DEPLOYED
- Independent dealer network
- Independent suppliers
- Financing arm (joint venture)

*ROTCE: Return on Total Capital Employed

18

Operating Structure Optimized to Deliver Customer-Centric Solutions Through Our Two Businesses

CUSTOMERS
- Global
- Full product line
- Solve biggest pain points
- Optimal Solutions
- Customer Care

DISTRIBUTION
- Exclusive, independent dealers
- Direct sales to major accounts
- Focus on:
  - Share growth
  - Capturing full customer potential

INTERNAL CAPABILITIES
- Modular, scalable platforms
- "Center of gravity" suppliers
- Optimized manufacturing footprint
- Customer-focused aftermarket infrastructure

Disciplined people, thoughts and actions

19

Well-Defined, Long-Term Strategies Across All Businesses

Service plus technology capabilities enhance the core and accelerate performance

ENABLE STAKEHOLDERS' SUCCESS
- Customers
- Dealers
- Suppliers
- Employees
- Shareholders

CORE GROWTH
- Growth through our Economic engine
  - Consistent, pressure tested roadmap for GDP++ increases
- Growth through industry expansion

ENHANCE COMPETITIVE ADVANTAGE
- Evolutionary service solutions enhance core growth
- Revolutionary technology solutions accelerate growth
- Accretive to core GDP++ growth

POSITION FOR FUTURE GROWTH
- Accretive capital allocation
- Investing in strategic initiatives

Management incentives aligned with long-term value creation and shareholder success

20

Our Economic Engine Drives Compounding Growth

Five core strategies to transform HY's competitiveness, market position and economic performance over time, each supported by strategic projects



Worldwide Distribution Strength to Drive MARKET SHARE
Geographic & Product Balance
Volume ECONOMIES OF SCALE
Provide lowest cost of ownership, while enhancing productivity for customers
Be the leader in independent distribution
LIFT TRUCK BUSINESS
Adaptable, agile, problem-solving business
Be the leader in delivery of industry & customer focused solutions
BOLZONI
Be the leader in the attachments business
PARTS & SERVICE Volume
Large Lift Truck Population in Service

21

Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Solutions-based approach

Market Growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions
  - Automation
  - Green energy

Commercial Discipline & New Products

CASH GENERATION



- Manufacturing footprint optimization
- WC* efficiency with more JIT** supply base

Capital Efficiency & Supplier Optimization

*WC – Working Capital **Just-In-Time

CAPITAL DEPLOYMENT



HYSTER
Yale

- Independent distribution drives capital light model
- Focus on growth and efficiency investments

Shareholder value focus

22

Our Superpower, Easy to Understand, Hard to Replicate

Sustainable competitive advantage through disciplined, global cross-functional projects



EDISON AWARDS
SILVER

THICKET OF ACTIVITIES	CULTURE	MOMENTUM	ACCOMPLISHMENTS
Cross-company projects	Discipline, problem solving	Synergistically accelerating results	Systematic, mission driven, relentless

23

One Company, Two Synergistic Businesses

Executing on growth strategies with a margin and cash emphasis



Core Business: LIFT TRUCKS

Attachment Business: BOLZONI

Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions
Technology to Address Customers' Challenges • Leverage the HY Distribution Network

24

Long-Term Financial Objectives REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset-based selling • Technology as a service • Electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 26 Progress toward Lift Truck & Bolzoni long-term targets key to long-term HY results Strategy Execution Accelerating Progress + + = 27 Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Lift Truck & Bolzoni REVENUE WORKING CAPITAL % SALES(1) ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2021 2022 2023 2024 Q2 2025 LTM* Future GDP++ ($M) (4%) (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 Q2 2025 LTM* Future 7% Target (10%) 0% 10% 20% 30% 2021 2022 2023 2024 Q2 2025 LTM* Future Sustain at 20%+ *Q2 2025 LTM: Last Twelve Months as of 6/30/25 _____________________ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Refer to definitions and reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 60. 0% 5% 10% 15% 20% 25% 2021 2022 2023 2024 2025 Future 15% Target 28 Generating consistent cash flows and making disciplined investments Accretive Capital Allocation Framework Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth and Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of Cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% Additional Shareholder Return

Our Path to Long-Term Value Creation

Rising financial performance with transformation of core lift truck business

Q2 2025 LTM*		FUTURE
Revenue $4B	Profitable growth → Free cash flow generation	Revenue >$5B
Adjusted Operating Profit & Margin[(1)] $117M / 3%	Revenue Growth GDP++ / Operating Profit 7% Sales / Working Capital 15% Sales	Operating Profit & Margin >$350M / 7%
Cash from Operations $143M	Growth for warehouse, automation, energy management solutions and attachments	Cash from Operations >$300M
		ROTCE >20%

*Q2 2025 LTM: Last Twelve Months as of 6/30/25

(1) Adjusted operating profit is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 60.

29

HY - A Solid Long-Term Investment Option

Innovative, disciplined, long-term focused company

LIFT TRUCK & ATTACHMENT BUSINESS		INCREASING SHAREHOLDER VALUE
• Established industry provides consistent growth potential • High barriers to entry • Profit generation from new products / technology and market penetration • Strong operating cash generation potential	HYSTER-YALE	• Combining innovation and discipline to create strong outcomes • Capital allocation focus for shareholder value

30

Overall Investment Thesis

Focused business portfolio and capabilities for long-term growth

ATTRACTIVE GLOBAL MARKETS	TECHNOLOGY-ENABLED SOLUTIONS	FINANCIAL RESULTS
Lift truck industry growth rate at GDP+ Solid long-term growth potential	Solving our customers' most difficult materials handling challenges	Driving accretive capital allocation

31

HYSTER-YALE MATERIALS HANDLING

Lift Truck Business

Transforming the way the world moves materials from Port to Home.

33 Diversified across regions and product classes Improved Lift Truck Business Financial Performance 2.9 3.4 3.9 4.1 3.8 2021 2022 2023 2024 Q2 2025 LTM* LIFT TRUCK REVENUES REVENUE BY CLASS 26% Class 1 Electric 10% Class 2 Electric 6% Class 3 Electric 14% Class 4 ICE Class 5 ICE 44% ADJUSTED OPERATING PROFIT MARGIN(1) (3.2%) (1.3%) 4.9% 6.1% 2.4% (4%) (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 Q2 2025 LTM* Target 7% Source: Company LTM 6/30/25 Unit Revenues ($B) *Q2 2025 LTM: Last Twelve Months as of 6/30/25 _____________________ (1) Adjusted Operating Profit Margin is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 60. Q2 2025 operating profit margin decline due to reduced production volumes 22% Industrials Full-line global lift truck manufacturer serving a broad group of end markets 14% Service, Rental & Other Electric Units Aftermarket 7% Independent Dealers 34 Revenue Diversification 2024 LIFT TRUCK SALES BY PRODUCT _____________________ (1) Includes Big Truck sales that represent 12% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. 2024 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) (1) 2024 LIFT TRUCK DISTRIBUTION CHANNEL MIX 77%23% Major Accounts Food and Beverage 23%28% Retail and Durable Goods Logistics 27% ICE 47% 32% Large installed lift truck base drives parts sales ~ 1,014K units @ 12/31/24 _____________________ Trend line including China represents 7% 11-year CAGR Average Industry Size. Market linked to worldwide movement of all goods Global Lift Truck Industry 35 _____________________ Source: WITS* Represents annual order intake through 3/31/25. **Estimate: FY25 based on WITS information through 3/31/25 and company estimates. WITS Industry Data reported one quarter in arrears. Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 54% Class 3 Electric 1% Class 4 ICE Class 5 ICE 21% 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,341 2,088 2,159 2,207 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Est. FY25 CAGR (2015 – 2024) = 8% Global Lift Truck Industry Size* including China Significantly above trend ’21-’22 (units in thousands) Americas EMEA Asia-Pacific China Estimate** Diversified across regions and product classes Industry and HY Lift Truck Revenue 36*Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) Class 1* 33% Class 2* 12%Class 3* 10% Class 5* 43% ________________ Source: Internal Company estimates through 12/31/2024 Estimated Industry Revenue Mix Industry Unit Revenue by Class Class 4 2% Class 1* 25% Class 2* 9% Class 4* 14% Class 5* 46% HY Unit Revenue by Class _____________________ Source: Company: FY 2024 Unit Revenues 6% Class 3* HY Unit Revenue by Region Americas 76% EMEA 19% _____________________ Source: Company: FY 2024 Unit Revenue Note: Units sold direct by SN JV are not included China 1% 4% Asia-Pacific / JapanEMEA 34% Americas 29% China 16% _____________________ Source: Internal Company estimates through 12/31/2024 Estimated Industry Revenue Mix Industry Unit Revenue by Region 21% Asia-Pacific / Japan HY revenue mix weighted toward the Americas HY revenue mix weighted toward higher-value Class 4 & 5 units

Growth Potential Beyond GDP+ Market Growth Rate

Evolving capabilities align with market growth elements

HY COMPETITIVE ADVANTAGES

Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance



Revolutionary GDP++

Technology to Enhance User Outcomes
- Robotics
- Operator Assist
- Telematics
- Warehouse Engineered Solutions
- Modular, Scalable
- Installation, Commissioning
- Electrification

Evolutionary

Services Provided to Customers
- Independent Dealers
- Connected Lift Trucks
- Subscription Support
- Fleet & Consulting
- Customer Care (HYCare)

Economic Engine GDP+

Core Lift Truck Products
- Breadth
- Scalability
- Modular Design
- Exclusive Features
- Integrated Solutions

HYSTER-YALE MATERIALS HANDLING 37

Key Opportunities for Market Share Growth

Leverage global capabilities to achieve share potential across markets

LIFT TRUCK MARKET PENETRATION


Total Market Size
China[1] Market
Growth Opportunity
Americas
EMEA
JAPIC
Hyster-Yale
Others

REGIONAL GROWTH POTENTIAL
- Modular, scalable products fit for region
- Globally enhanced sales process & capabilities
- Strengthening *AsOne* distribution
- Focused leadership, talent and organization

AMERICAS WAREHOUSE VS. INDUSTRIALS


Total Market Size
Growth Opportunity
Warehouse
Industrials
Hyster-Yale
Others

INDUSTRY GROWTH POTENTIAL
- New warehouse-focused Yale® branding
- Specialization + emerging technology solutions
- Evolving electrification capabilities
- Enhanced industry focused coverage

(1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs

Source: WITS shipments data and Company shipments for most recent annual period available

HYSTER-YALE MATERIALS HANDLING 38

Expanding Solutions Address Global Industry Requirements

Enhancing competitive capabilities through product breadth, scalability and technology

BREADTH



Complete product range to serve nearly every application

MODULAR / SCALABLE PLATFORM



Simplifies operations; maximizes configurability; generates enhanced profits

ELECTRIFICATION



Rapidly adding electrification power options for all models to support zero emissions

EMERGING TECHNOLOGIES



Practical innovations across platforms simplify adoption

HYSTER-YALE MATERIALS HANDLING 39

Core Product Strategy – Modular & Scalable Platforms

Right Truck, Right Price, Right Application
- 9 component modules; commonality enables design, assembly and parts synergies
- Modules scale up/down with interchangeable function and value components

Supply Chain and Manufacturing Optimization
- Concentration/growth of global sourcing partners
  - Goal: ~70% supplier reduction over next 4 years
- Transition to localized supplier production and managed inventory
  - JIT*** sequenced assemblies reduce working capital
- Standardized global tools/processes drive manufacturing agility/configurability
- Technology/automation optimize labor, safety and performance
- Global core production capabilities/capacity optimize cost

Provides increased market share, profitability, cash efficiency & improved working capital levels

Modular, Scalable, 2- to 3.5-ton ICE Truck Shipments Accelerating**


Americas
EMEA
JAPIC
0.3%(1)
2%
6%
11%
12%
2021
2022
2023
2024
Q2 2025 LTM*

*Q2 2025 LTM: Last Twelve Months as of 6/30/25
**ICE: Internal Combustion Engine
***JIT: Just in Time

(1) Percentages represent modular, scalable shipments as % of total unit shipments.

HYSTER-YALE MATERIALS HANDLING 40

Solving Customers' Problems with Emerging Technologies

Innovations driving breakthrough results


Yale

DATA ANALYTICS

Telemetry data helps improve operator safety, TCO* and productivity

81,000+
Active units

Projected Growth 7%+
per year**



SMART MACHINES

Operator assist systems help reduce incidents and damage; lowers TCO*

8,300+
HY units in field

Projected Growth 20%+
(7-year CAGR)**



FULL AUTOMATION

Robotic lift trucks lower labor costs, product damage and TCO*

700+
HY units in field

Projected Growth 25%+
(7-year CAGR)**


HYSTER

ENERGY SOLUTIONS

Lithium-ion batteries & hydrogen fuel cells open new paths for customer productivity

3,000+ units
Integrated Lithium-Ion battery and charger solutions

Projected Growth 50%+
(7-year CAGR)**

Digitization • Automation • Electrification

*TCO: Total Cost of Ownership **Source: Internal company estimate

HYSTER-YALE MATERIALS HANDLING

41

SUCCESS STORY: Startup Care

Providing exceptional customer care from start to finish

WHAT IS STARTUP CARE?

Proactive team to deliver HY's vision to never let customers down

CUSTOMER

- Fortune 500 paper company
- 1,000+ Hyster unit fleet size

PROJECT

- **Challenge:** Deployment of diverse fleet with range of customized forklifts for multiple applications
- **Solution:** Proactively addressed concerns to prevent customer satisfaction issues
- **Impact:** Resolved customer challenges with innovation solutions and optimal customer care


HYSTER
"We applaud Hyster-Yale for their commitment to solving our most challenging problems and ensuring we meet our goals. The organization is clearly focused on providing solutions to quickly address our needs."
– Senior Purchasing Manger, Fortune 500 Paper Company

HYSTER-YALE MATERIALS HANDLING

42

SUCCESS STORY: Modular, Scalable Lift Trucks

The right truck, for the right application, at the right price

WHAT IS MODULAR, SCALABLE?

Product line allowing customers to customize trucks to application and needs.

CUSTOMER

- Large, global bottling company
- ~3,000-unit fleet size

PROJECT

- **Challenge:** Safe, efficient cost-effective multi-pallet handling
- **Solution:** Customized truck for customers application
- **Impact:** Right truck, right price low total cost of ownership


"Safety issues are a priority, and we like that your equipment has the technology to reduce the likelihood of accidents, including the Yale® Dynamic Stability System (DSS), blue light and perimeter light."
– Large, global bottling customer

HYSTER-YALE MATERIALS HANDLING

43

Major Electrification Projects

Capitalizing on electric truck advancements where ICE* has traditionally dominated

KEY PROJECTS

Projects are helping customers meet port-equipment decarbonization regulations/requirements:

- Currently operating electrified fuel cell materials handling equipment:
  - Reach Stacker at Port of Valencia, Spain
  - Terminal Tractor at Port of Hamburg, Germany
  - Empty Container Handler Port of Hamburg, Germany (Aug 2025)
  - Two Reach Stacker are assembled and ready for shipment awaiting customer readiness
- Currently operating battery electrified materials handling equipment:
  - Empty Container Handler Port of Malta, Malta
- 10 zero-emission battery-powered terminal tractors completed used for Demo's and Reliability Growth driving
- Exploring options for additional electrification projects in European Union and United States


CMA CGM
HYSTER

*ICE: Internal Combustion Engine | List is based on current information and subject to change.

HYSTER-YALE MATERIALS HANDLING

44

Upcoming Product Launches

EXPECTED LAUNCHES IN 2025

- New modular 2 to 3.5-ton Pneumatic ICE* Standard & Value Configurations for Americas & EMEA regions
- New modular 1 to 2.0-ton pneumatic and 1 to 3.5-ton cushion products for Americas & EMEA regions
- New modular 2 to 3.5-ton electric counterbalance product
- Range of scalable lithium-Ion batteries and chargers for 2 to 3-ton electric counterbalance trucks, expanding offering with comprehensive support and serviceability.
- New modular 1.5 to 2-ton electric stand up counterbalance product
- New Direct Store Delivery system for the beverage industry
- Localization of 10 to 18-ton CB** ICE truck for MEA and LAM regions
- Updated 7 to 9-ton electric counterbalanced product for Americas region
- New 2-ton Platform Pallet Truck Standard Configuration for AP region
- New entry level stacker 1.2-ton for EMEA region
- Targeted introductions of internally developed, modular automated trucks for Americas region
- Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for global regions



*ICE: Internal Combustion Engine **CB: Counterbalanced | List is based on current information and subject to change.

HYSTER-YALE MATERIALS HANDLING
45

HY Automated Lift Trucks

Flexible solution to reduce labor costs and total cost of ownership

THE NEXT GENERATION OF HY AUTOMATED LIFT TUCKS



Hyster Atlas™ Yale Relay™

KEY BENEFITS

- Technology fully supported by HY and its dealer network
- Simple installation and easy-to-use interface for route adjustments
- Affords lower total cost of ownership and clear return on investment

STATUS

- In final testing at customer locations

HYSTER-YALE MATERIALS HANDLING
46

Leveraging Independent Distribution to Win

Delivering exceptional customer experience while increasing capital efficiency

Independent DISTRIBUTION Model

SYNERGY

- Differentiated *AsOne* value to customer
- OEM and dealer aligned business models
- Optimizes long-term strategy and agility

DEALER

- Exclusive, independent distributors worldwide
  - Working to increase dual-branded dealerships as markets mature
- Entrepreneurial customer focus
- Investment in dealer/retail excellence

HYSTER-YALE

- Coordination of dealer and major account coverage
- Commercial leadership and enablement
- Solution-focused capital investments
- High return on total capital employed

HYSTER-YALE MATERIALS HANDLING
47

Lift Truck Business is the Core Platform for Delivering Value

Vehicle for high-margin solutions and service growth

KEY TAKEAWAYS

- Experienced, global market leader
- Mature lift truck industry provides core platform for growth
- GDP+ market growth with HY share upside potential
- Strategically positioned for profit expansion across business



HYSTER-YALE MATERIALS HANDLING
48

Energy Solutions 49 Nuvera’s strategic realignment • Nuvera’s Q2 2025 strategic realignment designed to increase near term profits and create an integrated energy solutions • Initiative furthers HY’s Lift Truck business transformation through product innovation and optimized operations • Takes advantage of technical skills for: • more rapid maturity, growth and profitability of its battery and charger programs, • development, manufacturing and commercialization of its charging platforms for off grid power solutions, and • completion of its port equipment electric power solutions. KEY TAKEAWAYS Energy Solutions – Lithium-Ion Batteries 50 Single-source, integrated, value-delivered electric power options CURRENT: Multi-Source Solution • Lift truck supplied by HY • Battery supplied by 3rd party • Charger supplied by 3rd party • Solutions backed by multiple sources • Issue resolution involves multiple parties FUTURE: Single-Source Solution Truck Battery Charger Truck Battery Charger HY BENEFITS • Incremental growth • HY Aftersales • Dealer service • Margin enhancement through direct sales *TCO: Total Cost of Ownership • Integrated lift truck, battery and charger supplied by HY • Customized power solution for lift truck usage • Right truck, battery and charger at the right price – lower TCO* • Total factory backed solution • Issue resolution with one party Integrated Truck, Battery & Charger Bolzoni Attachments Need a good Bolzoni photo on a Hyster truck Transforming the way the world moves materials from Port to Home. Award-winning Attachment Business makes HY leading industry player Bolzoni Attachments are Critical to Productivity Solutions 52 Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer

ADJUSTED OPERATING PROFIT MARGIN(1) (0.5%) 1.7% 4.1% 2.4% 2.6% (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 Q2 2025 LTM* NET SALES BY PRODUCT LINE Diversified across regions and product classes Accelerating Financial Performance 53 NET SALES Decrease in revenue with planned phase-out of legacy products sold to Lift Truck business Target 7%348 356 375 379 351 2021 2022 2023 2024 Q2 2025 LTM* 50% Attachments 2% Lift Tables 8% Forks 40% Legacy Components Source: Company LTM 6/30/25 Unit Revenues ($M) *Q2 2025 LTM: Last Twelve Months as of 6/30/25 _____________________ (1) Adjusted operating profit is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 60. BOLZONI ATTACHMENT MARKET PENETRATION* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 54 EMEA Americas JAPIC To ta l M ar ke t S ize Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs • Increased sales and marketing capabilities INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH AUTOMOTIVE & 3PL* Preferred supplier of high- performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler; industry-standard; productivity multiplier Leveraging high-quality, respected brands and products in growth industries 55 Driving Growth, Industry by Industry *3PL: Third-Party Logistics • Easy-Connect Product range introduced with advanced technologies for smart logistics and Internet/Wi-Fi-enabled options • Home Appliance (HA) Telescopic clamp introduced in 2024. Designed to easily handle home appliances and less than one pallet loads in confined spaces. Solving customers’ challenges through product and technological development Product Development Focus Feeds Growth 56 Sales growth Research & Development solving challenges New products / technology developed Customer input: new handling- application needs • AGVs growing in specific industries • Collaborating with AGV manufacturers for integrated attachments FUTURE DEVELOPMENT RECENT PRODUCT LAUNCHES HA Telescopic Clamp

SUCCESS STORY: AGV Attachments
Electric-powered attachments for AGVs increase productivity & precision

WHAT ARE THE BENEFITS OF AGV ATTACHMENTS?
Help achieve full AGV to attachment automation.

CUSTOMER
- Leading power steering components producer (Ognibene Power)
- Narrow aisle Automated Guided Vehicles (AGVs)

PROJECT
- **Challenge:** Space constraints, product damage & safety in narrow aisles
- **Solution:** Custom Bolzoni electric trilateral head attachments for narrow aisle AGVs
- **Impact:** Increased productivity (permit AGVs to handle loads from both sides); enhanced precision, safety & reduced damage


www.ognibene.com
"Our dedication to this initiative has resulted in the full automation of logistics management at our Reggio Emilia plant in Northern Italy, thanks to AGVs equipped with Bolzoni attachments."
– Stefano Cappelletto, Production Planner Manager, Ognibene Power
www.ognibene.com

BOLZONI AURAMO MEYER
57

Clear Path to Achieving Profitability Goals
Substantial opportunities to reach consistent profitability at target margin

ADDRESSABLE MARKET GROWTH
- New attachment products
- Increase Americas and JAPIC market participation and share

PRODUCT MARGIN EXPANSION
- Increase in higher-margin, technologically-advanced products expected

IMPROVED EFFICIENCIES CREATE SYNERGIES
- One company, 3 brands allows for an agile, unified market approach

STRONG OEM RELATIONSHIPS DIVERSIFY REVENUE
- Sell to HY and other leading OEMs

OEM TOP CUSTOMERS


5%
Other OEM
9%
OEM 4
38%
OEM 1
2024*
20%
OEM 3
28%
OEM 2

*Excludes cylinder sales to HY

BOLZONI AURAMO MEYER
58

Bolzoni - A Strategic Multiplier for HY


Disciplined execution and operational efficiencies
Sell to Everyone; deepen and diversify relationships
Working capital and cash improvements focus
Enhance HY market penetration opportunities in EMEA
ENHANCES HY VALUE CREATION
Developing future talent to sustain business fundamentals
Growth and margin expansion support HY goals
Completes HY solution

KEY TAKEAWAYS
- Expanding market presence outside Europe
- Investing in customer-driven product innovation
- Accelerating financial results with ongoing margin expansion opportunities

BOLZONI AURAMO MEYER
59

Appendix

Reconciliations

Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss) and Adjusted net income (loss) are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:

- Working capital percentage of sales is defined as net working capital divided by revenues for the previous four quarters at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable.
- Return on total capital employed ("ROTCE") is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders' equity plus average debt less average cash.
- Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges.
- Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges.
- Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges.

Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages.

HYSTER-YALE

61

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss)

	($M)	Lift Truck(1)	Bolzoni(1)	Consolidated
Q2 2025	**Operating profit (loss)**	$(10.9)	$2.4	$(8.5)
	Restructuring and impairment charges	$15.7	—	$15.7
	Adjusted operating profit (loss)	$4.8	$2.4	$7.2
	Net income (loss)	—	—	$(13.9)
	Restructuring and impairment charges	—	—	$15.7
	Income tax expense adjustment(2)	—	—	$(4.1)
	Adjusted net income (loss)			$(2.3)

	($M)	Lift Truck(1)	Bolzoni(1)	Consolidated
2025 YTD	**Operating profit (loss)**	$9.4	$3.0	$12.8
	Restructuring and impairment charges	$15.9	—	$15.9
	Adjusted operating profit (loss)	$25.3	$3.0	$28.7
	Net income (loss)	—	—	$(5.3)
	Restructuring and impairment charges	—	—	$15.9
	Income tax expense adjustment(2)	—	—	$(4.2)
	Adjusted net income (loss)			$6.4

HYSTER-YALE

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information..
(2) Tax adjustment at statutory rate of 26%.

62

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) *continued*

	HY 2021	LIFT TRUCK 2021
Operating profit (loss)	$(152.3)	$(149.2)
Impairment charges(1)	$81.7	$81.7
Adjusted operating profit (loss)	$(70.6)	$(67.5)
Net income (loss)	$(173.0)	
Impairment charges(1)	$70.0	
Tax valuation allowance adjustment(2)	$58.6	
Adjusted net income (loss)	$(44.4)	

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(2) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.

HYSTER-YALE

63

Working Capital Percentage of Sales Calculation

	2021	2022	2023	2024	Q2 2025
Accounts receivable	$457.4	$523.6	$497.5	$488.4	$512.1
Inventory	781	799.5	815.7	754.3	776.6
Accounts payable	(541.4)	(607.4)	(530.2)	(455.5)	$(474.4)
Net Working Capital(1)	$697.0	$715.7	$783.0	$787.2	$814.3
Consolidated Revenue*	$3,075.7	$3,548.3	$4,118.3	$4,308.2	$3,826.4
Net Working Capital as % of Revenue	23%	20%	19%	18%	21%

*Revenue for 2021 – 2024 is actual fiscal year revenue. Revenue for Q2 2025 is annualized.

(1) Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

HYSTER-YALE

64

Reconciliation of ROTCE

($M)	2021(1)	2022(1)	2023(1)	2024(1)	Q2 2025 LTM(1)
Average Stockholders' Equity	$525.5	$241.9	$288.9	$454.4	$505.1
Average Debt	$373.4	$535.2	$532.2	$476.0	$473.7
Average Cash	$(93.8)	$(66.8)	$(69.3)	$(75.9)	$(76.6)
Average capital employed	**805.1**	**710.3**	**751.8**	**854.5**	**902.2**
Net Income (loss)	(173.0)	(74.1)	125.9	142.3	22.2
Plus: Interest Expense, net	14.9	27.3	34.7	31	29.3
Plus: Restructuring and impairment charges(2)	70	—	—	22.6	34.9
Plus: Tax valuation on deferred tax assets(3)	58.6	—	—	—	—
Less: Income taxes on restructuring and impairment charges, net(4)	—	—	—	(5.9)	(9.2)
Less: Income taxes on interest expense, net(4)	(3.9)	(6.8)	(8.7)	(8.1)	(7.6)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$(33.4)**	**$(53.6)**	**$151.9**	**$181.9**	**$69.6**
Actual return on total capital employed percentage(5)	(4.1%)	(7.5%)	20.2%	21.3%	7.7%

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(3) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.
(4) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2021, 2024 and 2025 and 25% for 2022 and 2023.
(5) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

HYSTER-YALE 65

Reconciliation of Adjusted EBITDA

($M)	Year Ended December 31					Qtr.	Qtr.
Consolidated	**2021**	**2022**	**2023**	**2024**	**2025 LTM***	**6/30/2025**	**6/30/2024**
Reconciliation of Adjusted EBITDA							
Net income (loss) attributable to stockholders	$(173.0)	$(74.1)	$125.9	$142.3	$22.2	$(13.9)	$63.3
Noncontrolling interest income (loss) and dividends	(10.2)	2.5	2.2	1.9	1.6	0.5	0.6
Income tax expense	28.3	9.2	52.9	74.8	31.9	0.2	26.1
Interest expense	15.5	28.4	37.3	33.8	31.7	7.9	8.8
Interest income	(0.6)	(1.1)	(2.6)	(2.8)	(2.4)	(0.8)	(0.8)
Depreciation and amortization expense	46.2	43.4	45.1	47.6	46.3	11.8	12.4
Restructuring and impairment charges(1)	81.7	—	—	22.6	38.5	15.7	—
Adjusted EBITDA	**$(12.1)**	**$8.3**	**$260.8**	**$320.2**	**$169.8**	**$21.4**	**$110.4**

($M)	Year Ended December 31					Qtr.
Lift Truck	**2021**	**2022**	**2023**	**2024**	**2025 LTM***	**6/30/2025**
Reconciliation of Adjusted EBITDA						
Operating profit (loss)	$(149.2)	$(44.7)	$188.6	$235.7	$73.6	$(10.9)
Other income (expense)	11.8	3.7	7.5	5.2	6.4	2.2
Depreciation and amortization expense	33.5	31.7	33.4	35.9	34.5	8.8
Restructuring and impairment charges(1)	81.7	—	—	18.3	34.2	15.7
Adjusted EBITDA	**$(22.2)**	**$(9.3)**	**$229.5**	**$295.1**	**$148.7**	**$15.8**

*2025 LTM: Last Twelve Months as of 6/30/25

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.

HYSTER-YALE 66

Reconciliation of Adjusted EBITDA *continued*

($M)	Year Ended December 31					Qtr.
Bolzoni	**2021**	**2022**	**2023**	**2024**	**2025 LTM***	**6/30/2025**
Reconciliation of Adjusted EBITDA						
Operating profit (loss)	$(1.8)	$6.2	$15.3	$9.1	$4.8	$2.4
Other income (expense)	0.5	0.3	(0.5)	—	0.4	0.2
Depreciation and amortization expense	12.7	11.7	11.7	11.7	11.8	3.0
Restructuring and impairment charges	—	—	—	4.3	4.3	—
Adjusted EBITDA	**$11.4**	**$18.2**	**$26.5**	**$25.1**	**$21.3**	**$5.6**

*2025 LTM: Last Twelve Months as of 6/30/25

HYSTER-YALE 67

Supplemental Information

HYSTER-YALE

Disciplined Capital and R&D Expenditures 69 -15 5 25 45 65 85 2021 2022 2023 2024 Low Est. 2025 High Est. 2025 Lift Truck IT Systems Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 2% 3% 4% 0 40 80 120 160 2020 2021 2022 2023 2024 Est. 2025 Lift Truck Bolzoni ($M) ($M) • ~30% of total HY revenues come from new products released in the past 5 years R&D % of Revenues • 2024 capital expenditures of $48M • 2025 total estimated capital expenditures ranges from $50-$60M • Wide range due to global economic uncertainty and its impact on HY’s business results Range Americas 75% EMEA 19% Class 1* 26% Class 2* 11% Class 4* 14% Class 5* 43% _____________________ Source: Company: Q2 2025 Unit Revenues Americas 77% EMEA 17% HY Lift Truck Revenue by Geography & Class – Quarter & LTM 6/30/25 70 Class 1* 26% Class 2* 11% Class 4* 14% Class 5* 43% 6% Class 3* _____________________ Source: Company: LTM 6/30/25 Unit Revenues _____________________ Source: Company: LTM 6/30/25 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included HY Q2 ‘25 Lift Truck Unit Revenue by ClassHY Q2 ’25 Lift Truck Unit Revenue by Geography HY LTM ’25 Lift Truck Unit Revenue by Geography HY LTM ’25 Lift Truck Unit Revenue by Class 5% Asia-Pacific / Japan 5% Asia-Pacific / Japan 6% Class 3* _____________________ Source: Company: Q2 2025 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included China 1% China 1% *Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) HY Dealer Data 71 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations June 30, 2025 Americas 9 79 11 58 30 274 16 16 66 427 EMEA 56 125 39 71 20 34 14 25 129 255 JAPIC 44 84 10 26 5 32 19 32 78 174 Total 109 288 60 155 55 340 49 73 273 856 *Maximal totals include all brands sold by dealers